VALIC COMPANY II

Supplement to Statement of Additional Information dated March 13, 2002

On page 7, in the section entitled "Non-Fundamental Investment Restrictions," the paragraph under the heading "Short Sales" should be deleted in its entirety and replaced with the following:

All Funds: Each Fund other than the Lifestyle Funds and the Money Market II Fund may not sell securities short except to the extent permitted by applicable law. (See "Investment Practices - Short Sales" for more information.)

On page 11, in the section entitled "Investment Practices," the following should be inserted after the last paragraph under the heading "Fixed Income Securities."

Collateralized Bond Obligations ("CBOs")

CBOs are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into groups representing different degrees of credit quality. The top group of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO groups represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom group specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom group of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. The High Yield Bond Fund may invest in CBOs.

On page 31, in the section entitled "Investment Practices," the following should be inserted before the paragraph entitled "Standard and Poor's Depositary Receipts."

Short Sales

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Lifestyle Funds or the Money Market II Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. The High Yield Bond Fund (the "Bond Fund") may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Bond Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. The Bond Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, the Bond Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Bond Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described above. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Bond Fund must pay more for the security than it has received from the purchaser in the short sale. The Bond Fund will limit the total market value of naked shorts to 5% of its assets with no more than 1% of its assets in any single issuer.

On page 41, the following should be inserted in the chart under the section entitled "Management of the Series Company" effective July 15, 2002.
Name, Date of Birth and Address	Position(s) with VC II	Business Experience During the Last Five Years and Other Directorships
Paige T. Davis[1] 07/04/43 2929 Allen Parkway Houston, Texas 77019	Trustee since 2002

Regional Manager, VALIC (1976-2001); Director, Maryland African American Museum Corporation (1999-Present); Director, Maryland Racing Commission (1996-Present); Director, Morgan State University Foundation, Inc. (1988-Present); Director, Maryland Health and Higher Education Facilities Authority (1987-Present); Director, Howard County General Hospital, Inc. (1995-2001). (2)

On page 43, footnote 1 should be replaced in its entirety with the following:

1 Interested Trustee, as defined within the 1940 Act, because of the Trustee's employment by VALIC (Mr. Condon) or SAAMCo, a company affiliated with VALIC (Mr. Harbeck), or former employment with VALIC (Mr. Paige).

Dated: July 23, 2002